Exhibit 77Q1(a)(1) to ACWMF 05.31.2013 NSAR

Amended and Restated By-Laws, dated December 4, 2012 (filed electronically as Exhibit (b) to Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on March 28, 2013, File No. 33-39242 and incorporated herein by reference).